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                                                                   Exhibit 10.16

                          SECURITIES PURCHASE AGREEMENT

                                                               December 20, 2001


             This Agreement sets forth the agreement of TurboChef Technologies, Inc. (the "Company") and Zeke, LP, (the "Purchaser") with respect to the purchase of the Shares (as hereinafter defined) by the Purchaser.

1.       Purchase of Shares.
         ------------------

         The Company hereby agrees to sell and issue to the Purchaser (i) an aggregate of 422,535 shares (the "Shares") of the common stock, par value $.01 per share of the Company (the "Common Stock"), and (ii) 92,958 five-year warrants (the "Warrants"), each Warrant exercisable to purchase one share of Common Stock, at an exercise price of $ 5.34 per share, and the Purchaser hereby agrees to purchase from the Company the Shares and the Warrants for an aggregate purchase price of $1,500,000 on the date hereof (the "Closing Date"). The form of the Warrant is attached as Exhibit A hereto.

2.       Payment for and Delivery of the Shares and Warrants.
         ---------------------------------------------------

         Payment of the purchase price for the Shares and Warrants by the Purchaser will be made by wire transfer by the Purchaser to the Company on the Closing Date. Within ten (10) business days following receipt of payment for the full purchase price of the Shares and Warrants, the Company will issue and deliver the Shares and Warrants to the Purchaser at the address written in
Section 7.1 of this Agreement.

3.       Restrictions on Transfer.
         ------------------------

         3.1 The Purchaser understands that the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") are "restricted securities" with the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

         3.2 The Purchaser understands that the certificates representing the Shares, the Warrants and the Warrant Shares may bear a restrictive legend thereon substantially as follows:

             "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED UNDER RULE 144 PROMULGATED UNDER THE ACT. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED, DISTRIBUTED OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE

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             SECURITIES LAWS, OR UNLESS THE REQUEST FOR TRANSFER IS
             ACCOMPANIED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY OTHER SECURITIES LAWS."

        3.3 The Purchaser understands that the Company will direct the transfer agent for the Common Stock to place a stop transfer instruction against the certificates representing the Shares, and upon exercise of the Warrants, the Warrant Shares, and will instruct the transfer agent to refuse to effect any transfer thereof in the absence of a registration statement declared effective by the Securities and Exchange Commission ("SEC") with respect to the Shares or the Warrant Shares, as the case may be, or a favorable opinion of counsel, satisfactory to the Company, that such transfer is exempt from registration under the Act and any other applicable state securities laws ("Other Securities Laws").

        3.4 The Purchaser understands that, except as otherwise provided herein, the Purchaser will have no rights whatsoever to request, and that the Company is under no obligation whatsoever to furnish, a registration of the Shares, Warrants or Warrant Shares under the Act or any Other Securities Laws.

4.      Registration Rights.
        -------------------

        4.1 As promptly as reasonably practicable following the Closing Date , and in any event, not later than March 31, 2002, the Company will prepare and file with the SEC a registration statement ("Registration Statement") and such other documents, including a prospectus, as may be necessary, in order to comply with the provisions of the Act, so as to permit a public offering and sale of the Shares and the Warrant Shares by the holders thereof; provided, however, that the obligation of the Company to file the Registration Statement will not apply to any Shares or Warrant Shares which in the opinion of counsel to the Company may be freely traded (without limitation or restriction as to quantity or timing and without registration under the Act) under Rule 144(k) promulgated under the Act or otherwise.

        4.2 The Company shall pay all costs, fees and expenses in connection with the filing of the Registration Statement, including the Company's legal and accounting fees, printing fees, registration and filing fees; provided however, that the Purchaser shall be solely responsible for the fees of any counsel or other advisor retained by it in connection with the Registration Statement and any transfer taxes or underwriting or brokerage discounts, commissions or fees applicable to the Shares or Warrant Shares.

        4.3 The Company's obligation to file the Registration Statement is conditioned upon the holder of the Shares, Warrants and Warrant Shares to provide the Company with such information as the Company may reasonable request for inclusion in the Registration Statement in order to comply with the provisions of the Act.

                                       2

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5.      Purchaser's Representations and Warranties.
        ------------------------------------------

        In order to induce the Company to execute this Agreement and to consummate the transactions set forth herein, the Purchaser hereby represents and warrants with and covenants to the Company as follows:

        5.1 The Purchaser acknowledges that representatives of the Purchaser have received and reviewed copies of the Company's Form 10-K for the year ended December 31, 2000 and Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, respectively, including, in each case, the exhibits thereto and all of the documents incorporated by reference therein, the Purchaser's representatives have had the opportunity to ask questions of and receive answers from qualified representatives of the Company concerning the business and financial condition of the Company and the terms and conditions of this Agreement; and all of such questions have been answered to the satisfaction of the Purchaser's representatives.

        5.2 The Purchaser represents that it is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Shares and Warrants and that, by reason of the Purchaser's representatives' knowledge and experience in financial and business matters in general, and investments of this type in particular, the Purchaser, through its representatives, is capable of evaluating the merits and risks of an investment in the Shares and Warrants.

        5.3 The Purchaser is able to bear the economic risk of an investment in the Shares and Warrants, including, without limiting the generality of the foregoing, the risk of losing part or all of the Purchaser's investment in the Shares and Warrants and the Purchaser's possible inability to sell or transfer the Shares and Warrants for an indefinite period of time.

        5.4 The Purchaser is acquiring the Shares and Warrants for its own account and for the purpose of investment and not with a view to, or for resale in connection with, any distribution within the meaning of the Act or any Other Securities Laws, in violation of the Act.

        5.5 The Purchaser acknowledges that the Shares and Warrants have not been registered under the Act or any of the Other Securities Laws, and may not be sold, transferred or otherwise disposed of, except if an effective registration statement is then in effect or pursuant to an exemption from registration under said Act and such Other Securities Laws.

        5.6 The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act (a copy of which definition is attached hereto as Exhibit A).

        5.7 The Purchaser has all requisite power and authority to enter into this Agreement and subscribe for the Shares and Warrants pursuant hereto.

        5.8 This Agreement has been duly authorized, executed and delivered by or on behalf of the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

                                       3

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        5.9  The Purchaser acknowledges that the terms of the Warrants are governed by the Warrant Certificate, the form of which is attached as Exhibit B hereto.

        5.10 The Purchaser acknowledges that the Company has relied on the representations contained herein and that the statutory basis for exemption from the requirements of Section 5 of the Act may not be present if, notwithstanding such representations, the Purchaser were acquiring the Shares and Warrants for resale or distribution upon the occurrence or non-occurrence of some predetermined event.

        5.11 The Purchaser's principal executive offices are located at the address set forth in Section 7.1 of this Agreement.

        5.12 The Purchaser hereby indemnifies the Company against any losses it may incur as a result of any breaches by the Purchaser of any of the representations of the Purchaser contained in this Section 5.

6.      Company Representations and Warranties
        ---------------------------------------

        In order to induce the Purchaser to execute this Agreement and to consummate the transactions set forth herein, the Company hereby represents and warrants with and covenants to the Purchaser as follows:

                  (i) The Company is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation.

                  (ii) The Company has the corporate power and authority to enter into this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Company and, assuming it is a binding agreement of the Purchaser, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws).

                  (iii) The Shares, the Warrants and the Warrant Shares have been duly authorized; on the Closing Date, after payment therefor in accordance with the terms of this Agreement, (A) the Shares will be validly issued, fully paid and nonassessable, and (B) the Warrants will be duly authorized, executed and delivered by the Company and will be a valid and binding agreement on the part of the Company

                  (iv) The Warrant Shares to be issued by the Company pursuant to the terms of the Warrants have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms of the Warrants, will be duly and validly issued and fully paid and nonassessable.

                                       4

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7.      Miscellaneous.
        -------------

        7.1 All communications hereunder will be in writing and, except as otherwise provided, will be delivered at, or mailed by certified mail, return receipt requested, or telegraphed to, the following addresses: if to the Purchaser, addressed to 1235 Westlakes Drive, Suite 330, Berwyn , PA 19392; if to the Company to: TurboChef Technologies, Inc., 745 Fifth Avenue, Suite 902, New York, New York 10151, Attention: Mr. Jeffrey Bogatin, Interim Executive Officer, with a copy to Blank Rome Tenzer Greenblatt, LLP, 405 Lexington Avenue, New York, New York 10174, Attention: Robert J. Mittman, Esq.

        7.2 This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. The Purchaser and the Company (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement, shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, unless such court shall have refused such jurisdiction, (2) waives any objection which the Purchaser or the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Purchaser and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Purchaser or the Company, as the case may be, mailed by certified mail to the Purchaser's address or the Company's address, as the case may be, set forth in Section 7.1 of this Agreement shall be deemed in every respect effective service of process upon the Purchaser or the Company, as the case may be, in any such suit, action or proceeding.

        7.3 Each party hereto agrees to use its reasonable best efforts to take any action which may be necessary or appropriate or reasonably requested by the other party hereto in order to effectuate or implement the provisions of this Agreement.

        7.4 The Purchaser's rights under this Agreement are not assignable, except to a wholly-owned subsidiary or parent company of the Purchaser.

        7.5 The rights and obligations of the parties under this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns.

        7.6 This Agreement may be executed in separate counterparts, all of which shall constitute one agreement.

        7.7 All notices required or permitted to be given hereunder shall be personally delivered, sent by courier service or mailed by certified or registered mail, postage prepaid, to the respective parties at the addresses set forth herein and shall be deemed given upon receipt.

                                       5

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                               PURCHASER:



                                               By: /s/ Edward Antoian
                                                  ------------------------------
                                                  Name:  Edward Antoian
                                                  Title: GP

                                               COMPANY:

                                               TURBOCHEF TECHNOLOGIES, INC.

                                               By: /s/ Jeffrey B. Bogatin
                                                  ------------------------------
                                                  Name:  Jeffrey B. Bogatin
                                                  Title: Chairman and CEO

                                       6

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                                                                       EXHIBIT A

Accredited Investors
--------------------

                The term "accredited investor" refers to any person or entity who comes within any of the following categories, or whom the Company reasonably believes comes within any of the following categories, at the time of the sale of the Preferred Shares to such person or entity:

                1. Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940, or any business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, investment decisions are made solely by persons that are accredited investors;

                2.  Any private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940;

                3. Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                4.  Any director or executive officer of the Company;

                5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

                6. Any natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

                7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506 of Regulation D; and

                8. Any entity in which all of the equity owners are accredited investors.